Fees Summary	Jul. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,919,800
Previously Paid Amount	431.28
Total Fee Amount	1,518.72
Total Offset Amount	0
Net Fee	$ 1,087.44